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                                                                 Exhibit (10)(A)



June 29, 1998


United Investors Life Insurance Company
2001 Third Avenue South
Birmingham, AL  35233

Re:       RetireMAP Variable Account
          File No. 333-12507

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement for the RetireMAP Variable Account. In giving this consent, we do not admit that we are in the category of the persons whose consent is required under Section 7 of the Securities Act of 1933.


                                        Very truly yours,


                                        SUTHERLAND, ASBILL & BRENNAN, LLP



                                        By: /s/ Frederick R. Bellamy
                                           ------------------------------
                                            Frederick R. Bellamy